UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2004

Kinetic Concepts, Inc.

(Exact name of registrant as specified in its charter)

Texas

	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On December 15, 2004, Kinetic Concepts, Inc. issued a press release providing earnings guidance for the fiscal year ending December 31, 2005 and updating prior guidance for the fiscal quarter and fiscal year ending December 31, 2004, respectively.

The press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(c)      Exhibits

99.1   Press release, dated December 15, 2004, of Kinetic Concepts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

Date: December 16, 2004	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.               Description

99.1   Press release, dated December 15, 2004, of Kinetic Concepts, Inc.